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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 2, 2004

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

         1-12001                                       25-1792394
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 (Commission File Number)                     (IRS Employer Identification No.)

  1000 PPG Place, Pittsburgh, Pennsylvania                        15222-5479
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  (Address of Principal Executive Offices)                        (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         (d) On September 2, 2004, Michael J. Joyce and Louis J. Thomas were elected to the Board of Directors of Allegheny Technologies Incorporated (the "Board"). The United Steelworkers of America (the "USWA") proposed the nomination of Mr. Thomas in accordance with the labor agreement covering represented employees at ATI Allegheny Ludlum and its subsidiaries. That agreement entitles the USWA to nominate one director to the Board. Mr. Joyce was appointed to serve on the Audit Committee and was designated an "audit committee financial expert." Mr. Thomas was appointed to serve on the Technology Committee. A copy of the press release announcing the election of the two Board members is attached.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

              Exhibit 99.1 Press release dated September 2, 2004



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED


                                  By: /s/ Jon D. Walton
                                      --------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer


Dated:  September 2, 2004


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                                  EXHIBIT INDEX



   Exhibit 99.1        Press Release dated September 2, 2004 (filed herewith).